Income Taxes (Details Narrative) - Hong Kong [Member]	3 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2017	Jan. 10, 2017	Mar. 31, 2019	Mar. 31, 2018
Successor [Member]
Two-tier profits tax rates regime, description			The two-tier profits tax rates system was introduced under the Inland Revenue (Amendment)(No.3) Ordinance 2018 ("the Ordinance") of Hong Kong became effective on April 1, 2018. Under the two-tier profit tax rates regime, the profits tax rate for the first HK$ 2 million (approximately $255,050) of assessable profits of a corporation will be subject to the lowered tax rate of 8.25%, while the remaining assessable profits will be subject to the legacy tax rate of 16.5%.
New tax rate for first minimum portion of assessable profits			8.25%
Original tax rate	16.50%		16.50%	16.50%
Predecessor [Member]
Original tax rate		16.50%